EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of RegeneRx Biopharmaceuticals, Inc. ("RegeneRx") on Form 10-KSB for the year ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Annual Report"), I, J.J. Finkelstein, Chief Executive and Financial Officer of RegeneRx, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Annual Report fully complies with the requirements of the Securities Act of 1933; and

         (2) The information contained in the Annual Report fairly presents, in all material respects, the financial condition and result of operations of RegeneRx.

March 30,  2004                           /s/ J.J. Finkelstein
                                          -------------------------------------
                                          Chief Executive and Financial Officer